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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT





                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported): March 22, 2004
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                               DT Industries, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                      0-23400               44-0537828
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(State or Other Jurisdiction            (Commission           (IRS Employer
      of incorporation)                 File Number)         Identification No.)

        907 W. Fifth Street, Dayton, OH                               45407
        -------------------------------                             ---------
    (Address of Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code (937) 586-5600
                                                            --------------


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On March 22, 2004, the Audit Committee of the Board of Directors of DT Industries, Inc. ("the Company") dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent public accountants and engaged Grant Thornton LLP to serve as the Company's independent public accountants for fiscal year 2004.

        PwC's reports on the Company's consolidated financial statements for the fiscal years ended June 30, 2002 and June 29, 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the report issued by PwC in connection with the Company's financial statements for the fiscal year ended June 29, 2003 included (1) an explanatory paragraph that contained a reference to substantial doubt regarding the Company's ability to continue as a going concern and (2) an explanatory paragraph stating that the Company restated its consolidated financial statements for the fiscal year ended June 30, 2002.

        In connection with the fiscal years ended June 30, 2002 and June 29, 2003, and the period from June 30, 2003 through March 22, 2004, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to PwC's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company's consolidated financial statements for such years. In connection with the fiscal years ended June 30, 2002 and June 29, 2003, and the period from June 30, 2003 through March 22, 2004, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K, except as follows: in connection with its audit for the fiscal year ended June 30, 2002, PwC informed the Company that "material weaknesses" (as that term is defined by the AICPA) in internal controls were identified at the Company's Erie, Pennsylvania operations. The weaknesses identified by PwC were primarily in the location's contract accounting processes, including not using actual operating data for certain projects to recognize revenues and costs in the financial statements, the lack of supporting documentation for reconciling items contained in account reconciliations and manufacturing variances not being appropriately captured, analyzed or recorded in the financial statements. PwC also identified that the control environment was weakened by the Erie controller also functioning as the general manager, and by staffing limitations at the corporate level, which hampered the effectiveness of corporate oversight. As a result of the above and as previously reported in its SEC filings, during fiscal 2002, the Company restated its previously reported audited consolidated financial results for fiscal 2001, 2000 and 1999, as well as its unaudited consolidated financial results for the first three quarters of fiscal 2002. The Company took actions to address these control deficiencies at its Erie operation, which was subsequently closed during fiscal 2003. In connection with their audit for the year ended June 30, 2003, PwC informed the Company that a "reportable condition" (as that term is defined by the AICPA) existed with respect to the accounting for the UK pension plan. The reportable condition resulted from the Company not using data or a curtailment loss contained in an actuarial report to record annual pension costs in the Company's audited consolidated financial statements for fiscal 2002. However, the notes to the Company's audited consolidated financial statements for fiscal


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2002 reflected data and a curtailment loss contained in the actuarial report. As a result, during fiscal 2003 and as previously reported in its SEC filings, the Company made accounting adjustments to its previously reported audited consolidated financial results for fiscal 2002 to record pension expense in accordance with the 2002 actuarial report. In connection with their review for the fiscal quarter ended December 28, 2003, PwC informed the Company that the Company did not identify the need to separately test goodwill for impairment prior to classifying the Packaging Systems segment account balances as held for sale. As a result and as previously reported in its SEC filings, the Company restated its unaudited consolidated financial statements for the three and six months ended December 28, 2003. PwC informed the Company that the above noted issue with goodwill impairment testing, combined with the pension accounting issue that constituted a reportable condition, collectively constitute a material weakness. The Company's management and audit committee are assessing the technical expertise and resources in the Company's accounting and internal audit areas to address complex accounting issues and will take such steps as are appropriate to address any deficiencies.

        The audit committee was informed by PwC of the control deficiencies described above and discussed the Erie operations and pension accounting control deficiencies with PwC. The Company has authorized PwC to respond fully to the inquiries of Grant Thornton LLP concerning the control deficiencies described above.

        The Company has provided PwC with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of PwC's letter, dated March 24, 2004, indicating whether it agrees with such statements.

        In connection with the fiscal years ended June 30, 2002 and June 29, 2003, and the period from June 30, 2003 through March 22, 2004, the Company did not consult Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)    Exhibits.

               The exhibit listed on the accompanying Index to Exhibits is filed herewith.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DT INDUSTRIES, INC.

                                               By: /s/ DENNIS S. DOCKINS
                                                   -----------------------------
                                                   Dennis S. Dockins
                                                   General Counsel and Secretary



Dated: March 24, 2004




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                                INDEX TO EXHIBITS

Exhibit
Number     Description
-------    -----------

16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 24, 2004 regarding a change in the Company's certifying accountant.



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